Roundhill Streaming Services & Technology ETF
Schedule of Investments
March 31, 2022 (Unaudited)

	Shares	Value
SHORT-TERM INVESTMENTS — 100.0% (a)
Money Market Fund — 100.0% (a)
First American Government Obligations Fund, Class X, 0.19% (b)	13,075,976	$13,075,976
TOTAL SHORT-TERM INVESTMENTS (Cost $13,075,976)		13,075,976

TOTAL INVESTMENTS (Cost $13,075,976) — 100.0%		13,075,976
Other assets and liabilities, net — 0.0% (c)		1,352
NET ASSETS — 100.0%		$13,077,328

Percentages are stated as a percent of net assets.

(a)
As of March 31, 2022, the Fund was concentrated in cash equivalent positions as the Fund was no longer pursuing its investment objective under a Plan of Liquidation and Termination. For more information on the Plan of Liquidation and Termination, please reference the Supplement, as filed with the Securities and Exchange Commission, dated March 18, 2022.

(b)	The rate shown is the seven-day yield at period end.
(c)	Less than 0.05%.

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels.
Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs
(including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.

The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of March 31, 2022:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Money Market Fund	$13,075,976	$-	$-	$13,075,976
Total Investments - Assets	$13,075,976	$-	$-	$13,075,976